FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    July 30, 2003
                                                     -------------


                            GREATER COMMUNITY BANCORP
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             (Exact name of registrant as specified in its charter)





    NEW JERSEY               01-14294                            22-2545165
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(State of other            (Commission                       (IRS Employer
 jurisdiction of            File No.)                        Identification No.)
 incorporation)



55 UNION BOULEVARD, TOTOWA, NJ                                          07512
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(Address of principal executive offices)                              (Zip Code)




Registrant's telephone number, including area code:  973-942-1111
                                                     ------------



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          (Former name or former address, if changed since last report)





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Item 5. Other Events and Regulation FD Disclosure

     On July 30, 2003, Greater Community Bancorp (the "Company") issued a press release announcing the resignation of George E. Irwin as president, chief executive officer and director effective September 1, 2003.

     Effective September 1, 2003, Anthony M. Bruno, Jr., the Company's chairman, will assume the responsibilities of the chief executive officer as well as becoming the president and chief executive officer of Greater Community Bank, a subsidiary of the Company.

     The Board also announced that C. Mark Campbell, currently the executive vice president of the Company, was promoted to president and chief operating officer of the Company while also retaining his position of president and chief executive officer of Bergen Commercial Bank, a subsidiary of the Company.

     Copies of the press release and the Amended Employment Agreement of George
E. Irwin are attached hereto as exhibits.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are being filed with this Report and are attached hereto:

                    10.8 Amended Employment Agreement of George E. Irwin dated as of August 1, 2003, by and among Greater Community Bank, Greater Community Bancorp and George E. Irwin

                    99.1 Press Release issued July 30, 2003 relating to the
                         resignation of the President & CEO of Greater Community Bancorp





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SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                    GREATER COMMUNITY BANCORP
                                                    (Registrant)




Date: July 31, 2003                                 /s/ Naqi A. Naqvi
      -------------                                 ---------------------------
                                                    (Signature)
                                                    NAQI A. NAQVI
                                                    TREASURER AND CFO
                                                    PRINCIPAL ACCOUNTING OFFICER

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    EXHIBITS




                                       TO

                                    FORM 8-K

                                  July 30, 2003




                           Commission File No. 0-14294







                            Greater Community Bancorp

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



                                  Exhibit Index


Exhibit

                  No.                        Description

                 10.8 Amended Employment Agreement of George E. Irwin dated as of August 1, 2003, by and among Greater Community Bank, Greater Community Bancorp and George E. Irwin

                 99.1 Press Release issued July 30, 2003 relating to the resignation of the President & CEO of Greater Community Bancorp